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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 16, 2004

                         CHASE CREDIT CARD MASTER TRUST
           Series 1999-3, Series 2000-1, Series 2000-3, Series 2001-1,
           Series 2001-2, Series 2001-4, Series 2001-5, Series 2001-6,
           Series 2002-1, Series 2002-2, Series 2002-3, Series 2002-4,
           Series 2002-5, Series 2002-6, Series 2002-7, Series 2002-8,
           Series 2003-1, Series 2003-2, Series 2003-3, Series 2003-4,
          Series 2003-5, Series 2003-6, Series 2004-1 and Series 2004-2
 -------------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      333-74303
                                      333-68236
                                      333-83484
                                      333-84400
       United States                  333-103210                22-2382028
----------------------------    ------------------------    --------------------
(State or other jurisdiction    Commission File Numbers)      (IRS Employer
     of incorporation)                                      Identification No.)


                White Clay Center, Building 200, Newark, DE       19711
                -------------------------------------------     ----------
                (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000



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Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 1999, as amended. The parties to the Pooling and Servicing Agreement, as amended, are JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996, Chase Manhattan Bank USA, National Association ("Chase USA"), as transferor after June 1, 1996, and as servicer and The Bank of New York, as trustee.

         On August 16, 2004, Chase USA, as servicer, distributed monthly payments to the holders of the Series 1999-3, Series 2000-1, Series 2000-3, Series 2001-1, Series 2001-2, Series 2001-4, Series 2001-5, Series 2001-6,
Series 2002-1, Series 2002-2, Series 2002-3, Series 2002-4, Series 2002-5,
Series 2002-6, Series 2002-7, Series 2002-8, Series 2003-1, Series 2003-2,
Series 2003-3, Series 2003-4, Series 2003-5, Series 2003-6, Series 2004-1 and
Series 2004-2 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the August 16, 2004 distribution



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 16, 2004

                                         CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION,
                                         as Servicer


                                         By:  /s/ Patricia M. Garvey
                                         ---------------------------
                                         Name:  Patricia M. Garvey
                                         Title: Vice President



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                         Description
-----------                         -----------
20.1                                Monthly Reports with respect to the
                                    August 16, 2004 distribution